Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                 32
Due Period                                            01-May-98
Distribution Date                                     12-Jun-98
Payment Date                                          15-Jun-98

*** Trust Portfolio Summary ***
Annualized Cash Yield                                 18.94%
Annualized Gross Losses                               -9.45%
Annualized Portfolio Yield                            9.50%
Contractual Delinquency Status of Credit Lines:    (Principal / Principal)
     30 -   59 days  ($)                              223016806.33
     30 -   59 days (%)                               5.65%
     60 -   89 days ($)                               76149874.46
     60 -   89 days (%)                               1.93%
     90 - 119 days ($)                                50614903.41
     90 - 119 days (%)                                1.28%
   120 - 149 days ($)                                 42680405.13
   120 - 149 days (%)                                 1.08%
   150 - 179 days ($)                                 39092405.21
   150 - 179 days (%)                                 0.99%
   180 - 209 days ($)                                 38063387.03
   180 - 209 days (%)                                 0.96%
   210 - 239 days ($)                                 36328954.23
   210 - 239 days (%)                                 0.92%
   240 - 269 days ($)                                 37019187.88
   240 - 269 days (%)                                 0.94%
   270 - 299 days ($)                                 35066733.49
   270 - 299 days (%)                                 0.89%
   300+ days  ($)                                     5407019.46
   300+ days (%)                                      0.14%
Addtl Bal on Existing Credit Lines (draws-prin only)  56,787,424.29
Principal Collections                                 131,024,181.83
Defaulted Receivables                                 31,917,157.23
Finance Charge  & Administrative Collections          62,827,485.67
Recoveries                                            1,164,339.00
Average Principal Balance                             4,053,453,391.15
Personal Homeowner Lines as % of Total Principal      30.47%

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1995-1

No. of PMTs Since Issuance:                                 32
Distribution Date:                                          12-Jun-98
Payment Date:                                               15-Jun-98
Collection Period Beginning:                                01-May-98
Collection Period Ending:                                   31-May-98
Note and Certificate Accrual Beginning:                     15-May-98
Note and Certificate Accrual Ending:                        15-Jun-98

PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount    9.66%
OC Balance as % of Ending Participation Invested Amount       9.95%
OC Balance as % of Ending Participation Invested Amount (3 cons   Test Met
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test    0.00
Is the MAP Over?                                               0.00
Is this the Early Amortization Period?                      0.00
Interest Allocation Percentage Calculation:
Numerator                                                   542,047,068.98
Denominator-Component(x)-Aggregate Receivables&Part Int     4,053,453,391.15
Denominator - Component (y) - Aggregate Numerators          3,853,929,518.24
Applicable Interest Allocation Percentage                   13.37%
Principal Allocation Percentage Calculation:
Numerator                                                   542,047,068.98
Denominator-Component(x)-Aggregate Receivables & Part Int   4,053,453,391.15
Denominator - Component (y) - Aggregate Numerators          3,858,484,218.93
Applicable Principal Allocation Percentage                  13.37%
Default Allocation Percentage Calculation:
Numerator                                                   542,047,068.98
Denominator-Component(x)-Aggregate Receivables & Part Int   4,053,453,391.15
Denominator - Component (y) - Aggregate Numerators          3,853,929,518.24
Default Allocation Percentage (Floating Allocation Percentage) 13.37%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount                       9,756,847.24
Series Participation Interest Default Amount (Sec. 4.11 (a)(iii)) 4,268,114.09
Excess of (i) 1.8% of Part Inv Amt over (ii) Series Part Int   5,488,733.15
Minimum Principal Amount
Investor Principal Collections                              9,927,292.35
Investor Finance Charge and Admin. Collections (4.11a)      8,557,291.19
Investor Allocated Defaulted Amounts                        4,268,114.09
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance            542,047,068.98
Beginning Participation Invested Amount   (Inv Amt on prev D   542,047,068.98
Ending Participation Unpaid Principal Balance               527,851,662.54
Ending Participation Invested Amount (Inv Amt on current Dist 527,851,662.54 Beginning Participation Unpaid Principal Balance x (PRIME-1.50%) 3,056,543.19
Note Int & Certificate Yield Amounts Due Pursuant to Sec. 3.05   2,563,889.82
Participation Invested Amount x 25bps per annum                    112,926.47
Participation Interest Distribution Amount                       3,056,543.19
Application of Investor Finance Charges & Administrative Collections:
Investor Finance Charge and Admin. Collections (4.11a)           8,557,291.19
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)               0.00
Series Participation Interest Monthly Interest (Sec.4.11(a)(ii)) 3,056,543.19 Series Participation Interest Default Amount (Sec.4.11(a)(iii)) 4,268,114.09
Reimbursed  Series Particpation Interest Charge-Offs (Sec. 4.11 (a)(i    0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))            903,411.78
Excess (Sec. 4.11 (a)(vi))                                         329,222.13
Reconciliation Check                                                     0.00
Series Participation Interest Monthly Principal                  14,195,406.44
Beginning Unreimbursed Participation Interest Charge-Offs                 0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))               0.00
Reimbursed  Series Particpation Interest Charge-Offs (Sec. 4.11 (a)(i     0.00
Ending Unreimbursed Participation Interest Charge-Offs                    0.00

Available Investor Principal Collections                         14,195,406.44
Participation Interest Distribution Amount                        3,056,543.19
Series Participation Interest Charge-Offs                                 0.00
OWNER TRUST CALCULATIONS
Note Int & Certificate Yield Amounts Due Pursuant to Sec. 3.05    2,563,889.82
Excess Interest                                                     492,653.37
Beginning Net Charge-Offs                                                 0.00
Reversals                                                                 0.00
+Available Investor Principal Collections                        14,195,406.44
+Series Participation Interest Charge Offs                                0.00
+ Lesser of Excess Interest and Carryover Charge Offs                     0.00
Optimum Monthly Principal                                        14,195,406.44
Are the Notes Retired ?                                                   0.00
Accelerated Principal Payment                                       112,926.47
Beginning Class A Security Balance                              287,164,586.23
Beginning Class B Security Balance                              172,196,000.00
Beginning Certificate  Security Balance                          30,304,000.00
Beginning Overcollateralization Amount plus APP                  52,495,409.22
Beginning Class A Adjusted Balance                              287,164,586.23
Beginning Class B Adjusted Balance                              172,196,000.00
Beginning Certficate  Adjusted Balance                           30,304,000.00
Beginning Overcollateralization Amount plus APP                  52,495,409.22
Class A Balance After Payment pursuant to clause (iv)           272,969,179.79
Class B Balance After Payment pursuant to clause (v)            172,196,000.00
Certificate Balance After Payment pursuant to clause (vi)        30,304,000.00
Class B Minimum Adjusted Principal Balance                       61,666,666.67
Certificate Minimum Adjusted Principal Balance                    5,833,333.33
Minimum Overcollateralization Amount                             15,833,333.33
Certificate Minimum Balance Target                               15,996,016.78
Scheduled Certificate Payment to Certificate Minimum Bal Target  14,307,983.22
Class A Targeted Balance                                        263,925,831.27
Class B Targeted Balance                                        186,261,766.62
Certificate Targeted Balance                                     32,540,574.81
Class A:  Payment Required to get to Target                      23,238,754.96
Class B:  Payment Required to get to Target or Minimum Adjusted Bal       0.00
Certificate:  Payment Required to get to Target or Minimum Adj Bal        0.00
OC:  Payment to get to Minimum Overcollateralization Amount      36,662,075.89
Section 3.05 Payment of Principal and Interest;  Defaulted Interest       0.00
Pay Certificate Yield in step (i) (1= Yes)                                1.00
Remittances on the Participation                                 17,251,949.63
Interest and Yield
(i)  Pay Class A Interest Distribution (Sec. 3.05 (i)(a))      1,458,028.33
(ii) Pay Class B Interest Distribution (Sec. 3.05 (i)(b))           931,383.05
(iii)Pay Certificates the Certificate Yield (Sec. 3.05 (i)(c)) 174,478.44 Principal up to Optimum Monthly Principal
(iv) Pay Class A to Targeted Principal Balance(Sec.3.05(ii)(a))  14,195,406.44
(v)  Pay Class B to Targeted Principal Balance (Sec. 3.05 (ii)(b))        0.00
ONLY Pay Certificate Interest if not paid pursuant to (Sec. 3.05 (i)( 0.00 Principal up to Optimal Monthly Principal
(vi) Pay Certificate to Targeted Principal Balance (Sec. 3.05 (iii)       0.00
(vii)Pay OC Remaining Optimal Monthly Principal Amount (Sec. 3.05 (       0.00
Principal up to the Accelerated Principal Payment Amount
(viii)(a)  Pay Class A to Targeted Principal Balance (Sec. 3.05 (v  112,926.47
(viii)(b)  Pay Class B to Targeted Principal Balance (Sec. 3.05 (v        0.00
(viii)(c)  Pay Class A to zero (Sec. 3.05 (v)(c))                         0.00
(viii)(d)  Pay Class B to zero (Sec. 3.05 (v)(d))                         0.00
Principal up to Optimal Monthly Principal
(xi)   Pay Class A to zero (Sec. 3.05 (vi)(a))                            0.00
(xii)  Pay Class B to zero (Sec. 3.05 (vi)(b))                            0.00
(xiii) Pay Certificates, st.Certificate Min. Bal. Target (Sec. 3.05 (     0.00
(ix)   Pay OC Remaining Optimum Monthly Principal (Sec. 3.05 (vi)(d))     0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))                       379,726.90
Total Reconciliation Check                                             0.00
Accelerated Principal Reconciliation       (should equal $0)              0.00
Optimum Monthly Principal Reconciliation                                0.00

BOND SUMMARY:
Beginning Class A Note Security Balance                     $287,164,586.23
Beginning Class B Note Security Balance                     $172,196,000.00
Beginning Certificate Security Balance                      $30,304,000.00
Beginning Overcollateralization Amount                      $52,382,482.75
Beginning Class A Adjusted Balance                          $287,164,586.23
Beginning Class B Adjusted Balance                          $172,196,000.00
Beginning Certficate  Adjusted Balance                      $30,304,000.00
Beginning Overcollateralization Amount                      $52,382,482.75
Ending Class A Note Security Balance                        $272,856,253.32
Ending Class B Note Security Balance                        $172,196,000.00
Ending Certificate Security Balance                         $30,304,000.00
Ending Overcollateralization Amount                         $52,495,409.22
Ending Class A Adjusted Balance                             $272,856,253.32
Ending Class B Adjusted Balance                             $172,196,000.00
Ending Certficate  Adjusted Balance                         $30,304,000.00
Ending Overcollateralization Amount                         $52,495,409.22
Class A Note Rate Capped at 13%                             5.896250%
Class B Note Rate Capped at 15%                             6.281250%
Certificate Rate Capped at 16%                              6.686250%
Class A Interest Due                                        $1,458,028.33
Class B Interest Due                                        $931,383.05
Certificate Yield  Due                                      $174,478.44
Class A Interest Paid                                       $1,458,028.33
Class B Interest Paid                                       $931,383.05
Certificate Yield Paid                                      $174,478.44
Class A Unpaid Interest                                     $0.00
Class B Unpaid Interest                                        $0.00
Certificate Unpaid Yield                                    $0.00
Class A Principal Paid                                      $14,308,332.91
Class B Principal Paid                                      $0.00
Certificate Principal Paid                                  $0.00
OC Principal Paid                                           $0.00
Beginning Class A Net Charge-Off                            $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A                              $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments  $112,926.47
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A                            $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A Net Charge-Off                               $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Bond Balance Reconciliation    (should equal $0.00)         ($0.00)
Certificate Bal/Participation Invested Amount (Begin of Month) 5.5907%
Designated Certificate/Cert Security (Bal Begin of Mon)        1.003168%
Designated Certificate  - Beginning of Month                   $304,000.00
Principal Payments in Respect of Designated Cert (Sec.3.05     $0.00
Designated Certificate  - End of Month                         $304,000.00
Interest Payments in Respect of Designated Cert (Sec.3.05(i)   $1,750.31
Designated Certificateholder Accelerated Prin Payments-Begin   $4,882,482.75
Accelerated Principal Payment (Sec. 3.05 (v))                  $112,926.47
Payments to Holder of Designated Cert in respect to Acc Prin   $0.00
Designated Certificateholder Accelerated Prin Payments-Ending $4,995,409.22 Designated Certificateholder Holdback Amount (Begin of Month) $47,500,000.00
Payments to Designated Cert in Reduction of Holdback Amt (     $0.00
Designated Certificateholder Holdback Amount (End of Month)    $47,500,000.00
Remaining Payments to Designated Certificates (Sec. 3.05 para  $0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))                  $379,726.90
MONTHLY SECURITY  REPORT
HOUSEHOLD CONSUMER LOAN TRUST 1995-1
Ending Pool Principal Balance                               $3,947,471,354.82
Series 1995-1 Participation Invested Amount                 $527,851,662.54
Seller Amount                                               $194,553,934.73
Remittances on the Participation                            $17,251,949.63
Optimum Monthly Principal                                   $14,195,406.44
Accelerated Principal Payment                               $112,926.47
Beginning Class A Note Security Balance                     $287,164,586.23
Beginning Class B Note Security Balance                     $172,196,000.00
Beginning Certificate Security Balance                      $30,304,000.00
Beginning Overcollateralization Amount                      $52,382,482.75
Beginning Class A Adjusted Balance                          $287,164,586.23
Beginning Class B Adjusted Balance                          $172,196,000.00
Beginning Certficate  Adjusted Balance                      $30,304,000.00
Beginning Overcollateralization Amount                      $52,382,482.75
Ending Class A Note Security Balance                        $272,856,253.32
Ending Class B Note Security Balance                        $172,196,000.00
Ending Certificate Security Balance                         $30,304,000.00
Ending Overcollateralization Amount                         $52,495,409.22
Ending Class A Adjusted Balance                             $272,856,253.32
Ending Class B Adjusted Balance                             $172,196,000.00
Ending Certificate  Adjusted Balance                        $30,304,000.00
Ending Overcollateralization Amount                         $52,495,409.22
Class A Note Rate Capped at 13%                             5.896250%
Class B Note Rate Capped at 15%                             6.281250%
Certificate Rate Capped at 16%                              6.686250%
Class A Interest Due                                        $1,458,028.33
Class B Interest Due                                        $931,383.05
Certificate Yield  Due                                      $174,478.44
Class A Interest Paid                                       $1,458,028.33
Class B Interest Paid                                       $931,383.05
Certificate Yield Paid                                      $174,478.44
Class A Unpaid Interest                                     $0.00
Class B Unpaid Interest                                     $0.00
Cetificate Unpaid Yield                                     $0.00
Class A Principal Paid                                      $14,308,332.91
Class B Principal Paid                                      $0.00
Certificate  Principal Paid                                 $0.00
OC Principal Paid                                           $0.00
Beginning Class A Net Charge-Off                            $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A                              $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated Prin Payments    $112,926.47
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A                            $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A Net Charge-Off                               $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Interest paid per $1,000 Class A                            1.944038
Principal paid per $1,000 Class A                           19.077777
Interest paid per $1,000 Class B                            5.408854
Principal paid per $1,000 Class B                           0.000000
Yield Paid per $1,000 Certificate                           5.757604
Principal Paid per $1,000 Certificate                       0.000000
BLOOMBERG SUMMARY
HOUSEHOLD CONSUMER LOAN TRUST 1995-1
Distribution Date                                           15-Jun-98
Due Period                                                  May-98
Monthly Payment Rate (including charge offs)                4.02%
Monthly Draw Rate                                           1.40%
Monthly Net Payment Rate                                    2.62%
Actual Payment Rate                                         2.62%
Annualized Cash Yield                                       18.94%
Annualized Gross Losses                                     9.45%
Annualized Portfolio Yield                                  9.50%
Weighted Coupon                                             6.08%
Excess Servicing                                            3.41%
Ending Overcollateralization Percentage                     9.95%
Trigger Level                                               4.75%
Excess Overcollateralization                                5.20%
Delinquencies:                                       (Principal/Principal)
      30-59 days (Del Stat 1)                               5.65%
      60-89 days (Del Stat 2)                               1.93%
      90+ days (Del Stat 3+)                                7.20%
Total Participation Balance (ending)                        527,851,662.54